UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2013

RESOURCE AMERICA, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-4408	72-0654145
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

One Crescent Drive, Suite 203, Navy Yard Corporate Center Philadelphia, PA		19112
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 215-546-5005

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

The slide presentation attached hereto as Exhibit 99.1, and incorporated herein by reference may be used by Resource America, Inc. in various presentations to investors beginning September 16, 2013. The information in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01    Financial Statements and Exhibits.

(d)     Exhibits.

99.1    Slide Presentation

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESOURCE AMERICA, INC.

Date: September 16, 2013	By:	/s/ Michael S. Yecies
	Name:	Michael S. Yecies
	Title:	Senior Vice President, Chief Legal Officer and Secretary